OMB APPROVAL
OMB Number:	3235-0570

Expires:	Nov. 30, 2005

Estimated average burden
hours per response:	5.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7930

Strong High-Yield Municipal Bond Fund, Inc., on behalf of the Strong High-Yield Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT    |    April 30, 2004

Strong

High-Yield Municipal Bond

Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

High-Yield Municipal Bond

Fund

Market Update from Jay N. Mueller

November 1, 2003, to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ’80s. For bond investors, the story of the last two decades has been disinflation—a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation—a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ’80s and ’90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up. Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ’30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms—faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak—and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March—the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%.

The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen.

The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt.

In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%. Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds—particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong High-Yield Municipal Bond Fund

Effective May 28, 2004, the Strong High-Yield Municipal Bond Fund closed to new shareholders. Additionally, the Fund no longer accepts additional investments by current shareholders, except for shares purchased through the automatic reinvestment of dividends and distributions.

The Fund underperformed its broad-based benchmark by returning a -3.84% for the six-month period ended April 30, 2004. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned 1.19% over the same time period. The Fund’s continued poor performance was a result of limited success in restructuring its lower-rated, distressed holdings. Thus, the Fund’s performance as compared to its broad-based index returns was extremely uncorrelated for the period.

In addition, the Fund continued to work toward liquidating its lower-rated, distressed credits in the portfolio and replacing them with liquid, higher-rated holdings. Ongoing credit deterioration coupled with declining assets hampered our progress during the period in this regard.

Disposing of illiquid and non-rated holdings

Over the past six months, the Fund’s net asset value (NAV) per share declined 43 cents. The bulk of this decline was due to continued deterioration in the value of several of the Fund’s larger, lower-quality holdings.

Many high-yield municipal securities in the portfolio are non-rated securities, which tend to be less liquid than publicly rated bonds. Consequently, selling distressed, non-rated securities can be very difficult. However, we have a disposition plan in place for each non-rated and each lower-quality bond in the portfolio, and we continue to pursue the liquidation of these holdings while attempting to maximize recovery. In the past three months, 16 non-rated and/or illiquid bonds were sold, liquidated, or subject to redemption from the portfolio. As a result, the Fund’s illiquid holdings were 57.7% of net assets as of April 30, 2004, compared to 68.0% of net assets as of October 31, 2003.

New municipal market sales have been helped by increased demand for existing, lower-rated municipal debt in the marketplace. Secondary market sales of smaller issues (such as some of the bonds we sold) typically trade at attractive yields versus new issue transactions, and we had renewed interest from the street in our existing holdings of non-rated, lower quality securities. We continued to pursue our plan of finding the right buyer, at the right price for these securities to preserve investor value.

Distressed bonds hurt performance

The Fund continued to produce an attractive level of tax-free income during the six-month period, but all of this return was lost in the price depreciation of several of the Fund’s larger holdings. One of these is a long-established, senior-care complex that has suffered from lower than expected occupancy, lower reimbursement rates, and higher operating costs. Increased competition has put additional economic pressure on the project. During the period, we continued to work to liquidate this holding in an orderly fashion, but its large size has had a significant negative impact on Fund performance.

Non-income producing securities in the Fund rose during the period, but our program of reducing non-rated securities in the Fund has resulted in a drop in the percentage of non-rated securities to 65% from 87% during the period. Cash raised from these sales was invested primarily in higher-quality, liquid municipal bonds (i.e., those rated A or higher). We looked for opportunistic trades, but were content to invest cash in short-term, variable-rate securities if no attractive alternatives were available. As a result of recent sales, the Fund’s yield during the period declined.

The Fund had several credits in payment default and additional holdings that were operating under forbearance agreements, which reduced or deferred the interest rate collected for a period of time. Most, if not all, of these securities were non-rated when purchased by the Fund, and tend to be more difficult to sell once they are in distress, in default, or under forbearance.

Looking ahead

In a rising interest-rate environment, bond investors may expect returns to be tepid. The Fund’s high cash position and high-yield holdings should help to insulate it from some of the impact of rising rates. However, this may not happen if credit quality issues in the Fund’s holdings continue to affect overall returns. Solid job growth, coupled with recent economic growth in excess of 4.5%, should cause the Federal Reserve to raise interest rates sooner rather than later.

Demand for municipals may increase over the next few months, as mutual fund investment in municipal securities is typically strong in the June through August time frame due to the need to reinvest coupon and principal payments on existing municipal securities. Economic improvement should also start to benefit state and local governments that issue municipal debt as well. Additionally, continued demand for non-investment grade municipals may result in spread contraction for new, non-investment grade municipals. Although these factors could contribute positively in the high-yield municipal bond marketplace, the major variable in performance for this Fund is the future success in reducing the number of defaulted, illiquid, and non-rated holdings.

We anticipate continued progress, and hope to be able to demonstrate our efforts through a decline in the number of defaulted, illiquid, and non-rated holdings. Such efforts may affect the Fund’s ability to meet its principal investment objectives. Further credit deterioration in the Fund’s lower-quality securities will most likely result in a decline in the Fund’s NAV. Additionally, if the Fund’s decline in net assets accelerates, the Fund may be forced to sell distressed or illiquid securities more quickly to meet redemptions, which may cause the NAV to decline.

Based upon the return results delivered over the past several years, the Fund’s declining asset base, and the recent decision to close the Fund to new investors, we expect to have information shortly that will address the Fund’s future viability.

We appreciate your patience with us as we work though these issues.

Mary-Kay Bourbulas

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Strong High Yield Municipal Bond Fund

Portfolio Statistics

30-day annualized yield
Investor Class[1]	6.28%
Average effective maturity[2]	10.3 years
Average quality rating[3]	BB

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	-9.45%
5-year	-6.44%
10-year	0.65%
Since Inception (10-1-93)	0.61%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss. The Fund currently has a high percentage of illiquid, high-yield municipal bonds. The lack of a liquid market for these bonds could limit the manager’s ability to dispose of these bonds at prices or at times which the Fund’s manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information. The manager is actively working to decrease the percentage of these bonds in the Fund, and such activity may temporarily affect the Fund’s ability to meet its investment objective. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks, and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 10-1-93 to 4-30-04

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 5.22%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of when-issued securities.
[3]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor. The majority of the ratings assigned to the securities in the Fund are based on the internal rating made by the Advisor rather than an NRSRO.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULE OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 71.6%
California 7.0%
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue, 5.50%, Due 6/01/18	$1,355,000	$1,395,650
San Bernardino, California Residential SFMR, 9.50%, Due 6/01/12 (f)	1,345,000	1,842,650
Upland, California Community Facilities District Special Tax, 6.10%, Due 9/01/34 (b)	1,500,000	1,488,750

		4,727,050

Georgia 9.7%
Atlanta, Georgia Urban Residential Finance Authority MFHR (e):
Evergreen Village Estates Project, 6.625%, Due 5/01/28	605,000	419,719
Park Place Apartments Project, 6.75%, Due 3/01/31	6,000,000	4,762,500
Fulton County, Georgia Housing Authority MFHR - Washington Court Project (e):
6.40%, Due 2/01/19	660,000	362,175
6.50%, Due 2/01/28	1,750,000	960,312

		6,504,706

Indiana 13.5%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.50%, Due 1/01/30 (e) (g)	18,200,000	5,642,000
Indianapolis, Indiana Airport Authority Special Facility Revenue - United Air Lines, Inc. Project, 6.50%, Due 11/15/31 (g)	1,025,000	328,000
St. Joseph County, Indiana EDR - Hamilton Communities Obligation Group Project, 7.15%, Due 7/01/29 (e)	3,155,000	3,099,788

		9,069,788
Kentucky 3.9%
Kuttawa, Kentucky First Mortgage Revenue - GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29 (e)	2,780,000	2,595,825

Massachusetts 4.1%
Massachusetts Industrial Finance Agency Health Care Facility Revenue - Metro Health Foundation of Massachusetts, Inc. Project, 6.75%, Due 12/01/27 (e)	3,000,000	2,797,500

New Hampshire 3.1%
New Hampshire Business Finance Authority Revenue - Air Cargo Facility at Pease LLC Project, 6.75%, Due 4/01/24 (e)	2,310,000	2,113,650

New Jersey 0.2%
Camden County, New Jersey Improvement Authority Lease Revenue - Kaighn Point Marine Terminal A Project, 8.00%, Due 6/01/27 (e) (g)	4,890,000	110,025

North Carolina 3.7%
Macon County, North Carolina HFC Revenue - Chestnut Hill Highlands Project, 8.50%, Due 7/01/27 (e) (g)	8,145,000	2,524,950

Ohio 2.1%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (e) (g)	2,217,055	22
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (e)	$400,000	$387,500
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Evangelical Retirement Village, Inc. Project, 5.50%, Due 2/01/07 (e)	1,310,000	1,061,100

		1,448,622

Pennsylvania 13.4%
Delaware County, Pennsylvania Authority Health Care Facility First Mortgage Revenue - GF/Longwood Care, Inc. Project (e) (g):
8.50%, Due 4/15/10	530,000	230,550
9.00%, Due 4/15/25	5,860,000	2,549,100
Horsham, Pennsylvania IDA CDA Health Care Facilities Revenue - GF/Pennsylvania Properties, Inc. Project (e):
7.375%, Due 9/01/08	440,000	434,500
8.375%, Due 9/01/24	6,000,000	5,820,000

		9,034,150

South Carolina 4.5%
Connector 2000 Association, Inc. Subordinate Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/15	4,400,000	346,500
Zero %, Due 1/01/18	5,800,000	384,250
Zero %, Due 1/01/23	7,400,000	360,750
Zero %, Due 1/01/24	7,500,000	337,500
Zero %, Due 1/01/27	9,100,000	341,250
Zero %, Due 1/01/30	10,800,000	337,500
Zero %, Due 1/01/31	11,000,000	330,000
Zero %, Due 1/01/33	11,500,000	301,875
Zero %, Due 1/01/34	11,700,000	292,500

		3,032,125

Tennessee 0.7%
Memphis, Tennessee Health, Educational and Housing Facility Board MFHR - Hickory Pointe Apartments Project, 8.50%, Due 7/01/10 (e) (g)	773,665	465,166

Texas 5.7%
Brazos River Authority Revenue Refunding - Centerpoint Energy Project, 3.625%, Due 4/01/12 (d)	1,000,000	961,250
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (e)	1,865,906	1,707,304
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (f)	2,000,000	1,172,500

		3,841,054

Total Municipal Bonds (Cost $94,899,933)		48,264,611

Variable Rate Municipal Bonds 2.7%
Ohio 1.3%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (e)	1,277,842	854,557

STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin 1.4%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	$1,000,000	$972,500

Total Variable Rate Municipal Bonds (Cost $1,892,656)		1,827,057

Short-Term Investments (a) 27.6%
Variable Rate Municipal Bonds 22.0%
Georgia 4.7%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project:
1.15%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 5/21/04)	1,000,000	1,000,000
1.17%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 5/19/04)	1,150,000	1,150,000
Heard County, Georgia Development Authority PCR - Wansley Project, 1.15%, Due 9/01/20 (Putable at $100 and Rate Reset Effective 5/19/04)	1,000,000	1,000,000

		3,150,000
Illinois 5.6%
Illinois DFA PCR Refunding - Illinois Power Company Project, 1.40%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 5/11/04) (d)	3,770,000	3,770,000

Kansas 5.0%
Kansas Department of Transportation Highway Revenue, 1.02%, Due 9/01/14 (Putable at $100 and Rate Reset Effective 5/12/04) (d)	1,000,000	1,000,000
Saint Mary’s, Kansas PCR Refunding - Western Resources, Inc. Project, 1.03%, Due 4/15/32 (Putable at $100 and Rate Reset Effective 5/25/04) (d)	2,350,000	2,350,000

		3,350,000
Michigan 4.5%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.15%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 5/13/04) (d)	3,000,000	3,000,000

North Dakota 2.2%
Underwood, North Dakota PCR - Cooperative Power Association Project, 1.13%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 5/12/04)	1,500,000	1,500,000

Total Variable Rate Municipal Bonds		14,770,000

Municipal Money Market Funds 5.6%
Multiple States
Strong Tax-Free Money Fund (c)	3,795,000	3,795,000

Total Short-Term Investments (Cost $18,565,000)		18,565,000

Total Investments in Securities (Cost $115,357,589) 101.9%		68,656,668
Other Assets and Liabilities, Net (1.9%)		(1,276,655)

Net Assets 100.0%		$67,380,013

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(d)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(e)	Illiquid security.
(f)	Escrowed to maturity.
(g)	Non-income producing security. In the case of debt a security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedule of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

(In Thousands, Except Per Share Amount)

Strong High-Yield Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $111,563)	$64,862
Affiliated Issuers (Cost of $3,795)	3,795
Receivable for Securities Sold	494
Interest and Dividends Receivable	596
Other Assets	55

Total Assets	69,802

Liabilities:
Payable for Securities Purchased	1,973
Payable for Fund Shares Redeemed	31
Dividends Payable	375
Accrued Operating Expenses and Other Liabilities	43

Total Liabilities	2,422

Net Assets	$67,380

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$230,665
Undistributed Net Investment Income (Loss)	3
Undistributed Net Realized Gain (Loss)	(116,587)
Net Unrealized Appreciation (Depreciation)	(46,701)

Net Assets	$67,380

Capital Shares Outstanding (Unlimited Number Authorized)	12,469

Net Asset Value Per Share	$5.40

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong High-Yield Municipal Bond Fund
Income:
Interest	$3,038
Dividends – Affiliated Issuers	18

Total Income	3,056
Expenses:
Investment Advisory Fees	140
Administrative Fees	112
Custodian Fees	7
Shareholder Servicing Costs	77
Reports to Shareholders	22
Professional Fees	45
Other	16

Total Expenses before Expense Offsets	419
Expense Offsets (Note 4)	(341)

Expenses, Net	78

Net Investment Income (Loss)	2,978

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	(26,722)
Net Change in Unrealized Appreciation/Depreciation on Investments	20,717

Net Gain (Loss) on Investments	(6,005)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,027)

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong High-Yield Municipal Bond Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(3,027)
Adjustments to reconcile Net Decrease in Net Assets from Operations to Net Cash Provided by Operating Activities:
Decrease in Dividends and Interest Receivable	864
Purchase of Investment Securities	(15,651)
Proceeds from Disposition of Investment Securities	50,873
Purchase of Short-Term Securities, net	(15,488)
Increase in Receivables for Securities Sold	1,504
Increase in Payable for Securities Purchased	502
Amortization of Discount, net of premium	(1,196)
Other, net	632
Net Realized Loss on Investments	26,722
Net Change in Unrealized Appreciation/Depreciation on Investments	(20,717)

Net Cash Provided by Operating Activities	25,018

Cash Flows from Financing Activities:
Proceeds from Fund Shares Sold	3,478
Payment for Fund Shares Redeemed	(27,380)
Cash Distributions Paid	(1,092)

Net Cash Used by Financing Activities	(24,994)

Net Increase (Decrease) in Cash	24

Cash:
Beginning Balance	18

Ending Balance	$42

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong High-Yield Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$2,978	$7,990
Net Realized Gain (Loss)	(26,722)	(37,414)
Net Change in Unrealized Appreciation/Depreciation	20,717	14,944

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,027)	(14,480)
Distributions From Net Investment Income	(2,982)	(7,993)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,721)	(37,917)

Total Increase (Decrease) in Net Assets	(27,730)	(60,390)
Net Assets:
Beginning of Period	95,110	155,500

End of Period	$67,380	$95,110

Undistributed Net Investment Income (Loss)	$3	$7

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.83	$7.01	$8.16	$8.75	$8.91	$9.79	$10.52
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.42	0.40	0.51	0.09	0.59	0.58
Net Realized and Unrealized Gains (Losses) on Investments	(0.43)	(1.18)	(1.15)	(0.59)	(0.15)	(0.88)	(0.68)

Total from Investment Operations	(0.22)	(0.76)	(0.75)	(0.08)	(0.06)	(0.29)	(0.10)
Less Distributions:
From Net Investment Income(d)	(0.21)	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)	(0.58)
From Net Realized Gains	—	—	—	—	—	—	(0.05)

Total Distributions	(0.21)	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)	(0.63)

Net Asset Value, End of Period	$5.40	$5.83	$7.01	$8.16	$8.75	$8.91	$9.79

Ratios and Supplemental Data
Total Return	–3.84%	–11.17%	–9.48%	–0.90%	–0.73%	–2.91%	–1.05%
Net Assets, End of Period (In Millions)	$67	$95	$156	$282	$417	$439	$635
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.0%	1.0%	0.8%	0.7%*	0.7%	0.7%
Ratio of Expenses to Average Net Assets	0.2%*	1.0%	1.0%	0.8%	0.7%*	0.7%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.5%*	6.5%	5.2%	6.1%	6.4%*	6.4%	5.7%
Portfolio Turnover Rate	24.4%	56.4%	35.7%	24.9%	1.4%	17.5%	52.5%

*	Calculated on an annualized basis.

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30,2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from August to October.
(d)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

Strong High-Yield Municipal Bond Fund (the “Fund”), a series fund of Strong High-Yield Municipal Bond Fund, Inc., is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Investor Class shares of the Fund are available to the general public.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Debt securities of the Fund are generally valued at market value each business day through a commercial pricing service that utilizes reported sale price data, verifiable reported bid and offer data, matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities (and, for non-rated, thinly traded or distressed securities, utilize specialized cash flow and distribution probability pricing models when they are believed to more accurately reflect the estimated market value for such securities). Pricing services may use differing market pricing methodologies for different securities. In addition, the price evaluations made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which is deemed to be approximate fair value.

The Fund invests in lower-quality municipal bonds, including high-yield and non-rated municipal bonds. Because not all dealers maintain markets in all lower quality and comparable non-rated municipal securities, there is no consistent, established secondary market for many of these securities. The lack of a liquid, secondary market for certain securities may make it more difficult for the Fund (or a pricing service) to obtain accurate market quotations for purposes of valuing these securities in the Fund’s portfolio. Dealer bid quotations (or expressions of interest) may be obtained on many lower-quality and comparable non-rated securities from a limited number of dealers, but such bids may not necessarily represent firm bids of such dealers to actually purchase the security, or may not reflect the prices which could be derived from actual sales of these types of securities. During periods of thin or inactive trading in such securities, the spread between bid and asked quotations is likely to increase significantly, making these bid and ask quotations less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the market values and liquidity of lower-quality and comparable non-rated municipal securities, especially in a thinly traded market.

At times, a thin trading market may exist for certain lower-quality and comparable non-rated securities, and the Fund may have difficulty disposing of these types of securities at their market values. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist for these securities, it is generally not as liquid as the secondary market for higher-rated or publicly-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Fund’s net asset value, and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs, may be adversely impacted. The fair value of illiquid securities as a percentage of net assets at April 30,2004 for Strong High-Yield Municipal Bond Fund is 57.7%.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Derivative Investment Risks — The Fund may utilize derivative instruments including interest rate swaps, options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative instrument becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counter party fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract through a futures commission merchant or broker, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the particular exchange and broker. During the term of the futures contract, the value of the futures contract is marked-to-market daily and is compared to the existing margin amount. Thereafter, the Fund receives credit from, or pays to, the futures commission merchant or broker, an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities on its books to cover its financial exposure on open written options contracts.

(G)	Swap Agreements — The Fund may enter into interest rate, credit default, securities index, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Fund’s obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Fund’s obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. The Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(H)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(I)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(J)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(K)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of 0.35% and 0.28%, respectively, of the average daily net assets of the Fund. The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Effective December 4, 2003, the Advisor and Administrator have voluntarily agreed to waive and absorb all expenses of the Fund. Transfer agent and related service fees are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations and in Note 4. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at April 30, 2004, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors’ fees for the six months ended April 30, 2004, were $14,123, $77,076, $85, and $2,278, respectively.

4.	Expense Offsets

Expense offsets during the six months ended April 30, 2004, included expense waivers and absorptions, transfer agency banking credits, and earnings credits of $340,352, $0, and $196, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Fund had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the six months ended April 30, 2004, are $15,650,637 and $50,912,850, respectively.

There were no purchases or sales of long-term U.S.government securities for the six months ended April 30, 2004.

7.	Income Tax Information

The following information for the Fund is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong High-Yield Municipal Bond Fund	$115,378,739	$38,657	$(46,760,728)	$(46,722,071)

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong High-Yield Municipal Bond Fund	$(89,842,280)

8.	Capital Share Transactions

	Strong High-Yield Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$3,477,270	$14,126,664
Proceeds from Reinvestment of Distributions	2,184,066	5,668,592
Payment for Shares Redeemed	(27,381,839)	(57,711,942)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(21,720,503)	$(37,916,686)

Transactions in Shares of the Fund Were as Follows:
Sold	615,111	2,169,665
Issued in Reinvestment of Distributions	385,089	868,952
Redeemed	(4,852,344)	(8,885,793)

Net Increase (Decrease) in Shares of the Fund	(3,852,144)	(5,847,176)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2004	Value April 30, 2004	Investment Income Nov. 1, 2003 - April 30, 2004
Strong High-Yield Municipal Bond Fund
Strong Tax-Free Money Fund	2,670,000	48,300,000	47,175,000	3,795,000	$3,795,000	$17,844

10.	Legal and Regulatory Matters

On or about May 20, 2004 the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following; compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Subsequent Events

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the applicable Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds. It is not currently anticipated that the Strong High-Yield Municipal Bond Fund will be included as part of these proposals. The Board and Strong will be considering another appropriate course of action for the Fund.

Effective May 28, 2004, the Fund closed to new shareholders. Additionally, the Fund will no longer accept additional investments by current shareholders, except for shares purchased through the automatic reinvestment of dividends and distributions.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D.Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B.Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F.Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

N O T E S

N O T E S

N O T E S

Directors

Willie D.Davis

Gordon B.Greer

Stanley Kritzik

Neal Malicky

William F.Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W.Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44318 06-04

SHYMUNI/WH3333 04-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong High-Yield Municipal Bond Fund, Inc., on behalf of the Strong High-Yield Municipal Bond Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: June 30, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: June 30, 2004